Russell U.S. Growth

Total Expense Cap

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell U.S. Growth Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis.

Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1, shareholder services, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell U.S. TMM&SC

Total Expense Cap

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Strategic Bond

Total Expense Cap

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Strategic Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.01% of its 0.50% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Short Duration Bond Fund

Advisory Fee Waiver

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Short Duration Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.05% of its 0.45% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Infrastructure

Advisory Fee Waiver

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Infrastructure Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.25% of its 1.25% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Credit Strategies

Advisory Fee Waiver

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Global Credit Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.27% of its 1.00% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Commodity Strategies Fund

Advisory Fee Waiver

03/01/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Commodity Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.25% of its 1.25% advisory fee for the Fund.

Additionally, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC have agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. In no event will RIMCo or RFSC be required to waive fees or reimburse the Fund for any amount in excess of accrued aggregate advisory and administrative fees attributable to any day.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Money Market Fund

Advisory Fee Waiver

03/01/11 to 2/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company Russell Money Market Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2012, 0.15% of its 0.20% advisory fee for the Russell Money Market Fund.

This agreement (1) supersedes any prior waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after February 29, 2012, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Peter Gunning
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

TA Fee Waivers

03/01/11 through 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 29, 2012, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund and Class	Amount Waived
Russell U.S. Core Equity – Class E	0.07%
Russell U.S. Quantitative Equity – Class E	0.07%
Russell U.S. Growth Fund – Class I	0.05%
Russell U.S. Small & Mid Cap – Class E	0.07%
Russell International Developed Markets – Class E	0.07%
Russell Tax-Managed U.S. Large Cap – Class C, E & S	0.04%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.03%
Russell Global Opportunistic Credit Fund – Class A, C, E & S	0.09%
Russell Strategic Bond – Class A,C & S	0.02%
Russell Strategic Bond – Class E	0.07%
Russell Investment Grade Bond – Class E	0.07%
Russell Short Duration Bond – Class A, C, E & S	0.08%
Russell Tax Exempt Bond Fund – Class C, E & S	0.04%
Russell Global Infrastructure Fund – Class A, C, E & S	0.02%
Russell Money Market Fund – Class A	0.01%
Russell Money Market Fund – Class S	0.12%

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2012 but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY COMPANY		Accepted and Agreed: RUSSELL INVESTMENT

By:		By:
	Sandra Cavanaugh		Mark E. Swanson
	President		Treasurer

LifePoints Target Portfolio Funds

Direct Expense Cap

03/1/11 to 02/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds (the “Funds”)

Dear Mr. Swanson:

For each of the above named Funds individually, Russell Investment Management Company (“RIMCo”) agrees, until February 29, 2012, to waive up to the full amount of its 0.20% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds or extraordinary expenses.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Pete Gunning, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Class R Share LifePoints TPS TA Fee Waiver

03/01/11 – 2/29/12

March 1, 2011

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

909 A Street

Tacoma, WA 98402

Re:	Russell Investment Company – Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund (the “Funds”)

Dear Mr. Swanson:

Until February 29, 2012, RFSC has contractually agreed to its transfer agency fees for Class R1, R2 and R3 Shares of the Funds. This waiver may not be terminated during the relevant period except with Board approval.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2012, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer